UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

GALLERY MANAGEMENT HOLDING CORP.
(Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: Common Stock, $.001 par value per share; Preferred Stock, $.001 par value per share

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.: ____________________

(3)	Filing Party: ____________________

(4)	Date Filed: ____________________

GALLERY MANAGEMENT HOLDING CORP.
4 Grouse Terrace
Lake Oswego, Oregon 97035
(503) 789-0316

NOTICE OF WRITTEN CONSENT TO ACTION BY SHAREHOLDERS

April __, 2012

This notice and the accompanying Information Statement is being furnished to the shareholders of GALLERY MANAGEMENT HOLDING CORP., a Colorado corporation (the “Company” or “us” or “we” or “our”), with respect to a written consent to action received from the holders of 56.26% of the issued and outstanding shares of the Company’s Common Stock adopting resolutions approving the following corporate actions to:

1.	Change the name of the Company from “Gallery Management Holding Corp.” to “T5 Corp.”;

2.	Amend the Articles of Incorporation of the Company in order to:

a.
Increase the number of authorized shares of Common Stock of the Company from 50,000,000 shares to 200,000,000 shares, increase the number of authorized shares of Preferred Stock of the Company from 1,000,000 shares to 20,000,000 shares and change the par value per share of Preferred Stock of the Company from $.10 per share to $.001 per share;

b.
Clarify the pre-existing authority of our Board of Directors to establish preferences for the Preferred Stock of the Company and provide additional details with respect thereto, including the express authority of our Board of Directors to establish one or more series of Preferred Stock of the Company;

c.	Revise certain provisions concerning action of the shareholders of the Company so that they conform exactly to the Colorado Business Corporation Act;
d.	Increase the quorum requirement for shareholders to vote on any matter before any meeting of the shareholders from 35% of the outstanding shares to a majority of the outstanding shares;
e.	Delete certain provisions regarding restrictions on stock that were not required by the Colorado Business Corporation Act and are subject to possible misinterpretation; and
f.	Correct certain provisions concerning the limitation of certain liabilities of the directors of the Company so that they conform to the Colorado Business Corporation Act; and

3.
Adopt the Company’s 2012 Stock Incentive Plan in substantially the form attached to and forming a part of the accompanying Information Statement (the “2012 Stock Incentive Plan”), covering an aggregate of 10,000,000 shares of Common Stock of the Company, which provides for the payment of various forms of incentive compensation to employees, consultants and directors of the Company (or any parent or subsidiary of the Company).

The amendments to the Articles of Incorporation of the Company listed above include the addition of certain provisions that may, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the shareholders and could adversely affect the voting and other rights of the holders of our Common Stock.

2

Only Company shareholders of record at 8:00 a.m. PST on March 22, 2012 are entitled to receive the accompanying Information Statement.

The amendments to the Articles of Incorporation listed above will be included in or attached to Articles of Amendment that will be filed with the Colorado Secretary of State and become effective on the later of (i) 21 days from the date the accompanying Information Statement is first mailed to the shareholders or (ii) such later date as approved by our Board of Directors, in its sole discretion.

The 2012 Stock Incentive Plan became effective as of March 1, 2012, the date on which our Board of Directors adopted the 2012 Stock Incentive Plan. See the Company’s Current Report on form 8-K filed with the Securities and Exchange Commission on March 7, 2012. Effective as of March 15, 2012, our Board of Directors ratified various actions previously taken by or authorized and approved by our Board of Directors, including the adoption of the 2012 Stock Incentive Plan.

Your vote or consent is not requested or required, and our Board of Directors is not soliciting your proxy. Section 7-107-104 of the Colorado Business Corporation Act provides that, if so expressly provided for in a corporation’s articles of incorporation, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. Our Articles of Incorporation contain such an express provision. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve these matters.

The accompanying Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/R. Patrick Garrett
R. Patrick Garrett
CEO

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

3

GALLERY MANAGEMENT HOLDING CORP.
4 Grouse Terrace
Lake Oswego, Oregon 97035
(503) 789-0316

INFORMATION STATEMENT

Date first mailed to shareholders:  April __, 2012

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered shareholders of GALLERY MANAGEMENT HOLDING CORP., a Colorado corporation (the “Company” or “us” or “we” or “our”), solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our Common Stock have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved by resolutions of our Board of Directors effective as of March 1, 2012, March 15, 2012 and March 22, 2012. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate actions as quickly as possible, our Board of Directors resolved to proceed with the corporate actions by obtaining a written consent to action from shareholders holding a majority of the outstanding shares of the Company entitled to vote on the matter.

This Information Statement is dated April __, 2012 and is first being mailed to shareholders on or about April __, 2012. Only shareholders of record at 8:00 a.m. PST on March 22, 2012 (the “Record Date”) are entitled to receive this Information Statement.

Our Board of Directors has determined that the Company’s existing Articles of Incorporation are inadequate for our current and anticipated future needs. Therefore, effective as of March 22, 2012, our Board of Directors resolved that it would be in the best interests of the Company and its shareholders to amend the Company’s Articles of Incorporation (the “Articles of Incorporation”) as set forth in the Amendments to the Articles of Incorporation attached hereto (the “Amendments to the Articles of Incorporation”).

The date of filing with the Colorado Secretary of State of Articles of Amendment (the “Articles of Amendment”) with the Amendments to the Articles of Incorporation included therein or attached thereto or such later date as may be set forth therein in compliance with the requirements of the Colorado Business Corporation Act will be the effective date of the Amendments to the Articles of Incorporation.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTIONS

All of the corporate actions listed in Items 1 through 3 in the Notice of Written Consent to Action by Shareholders accompanying this Information Statement and described below herein together are being adopted and approved by the shareholders simultaneously, and all of them will be adopted, approved and effective together simultaneously or not at all.

PROPOSALS

1.           PROPOSAL TO CHANGE THE NAME OF THE COMPANY

Pursuant to the Articles of Amendment (defined below herein) to be filed with the Colorado Secretary of State, upon the effectiveness thereof, the name of the Company will be changed from “Gallery Management Holding Corp.” to “T5 Corp.”. Our Board of Directors resolved that it would be in the best interests of the Company and its shareholders so to change the name of the Company to best reflect the new business and products of the Company resulting from the Company’s change in management, industry focus and business strategy. See the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2012.

2.           PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

The amendments to the Articles of Incorporation described herein, which are attached to and are a part of this Information Statement (the “Amendments to the Articles of Incorporation”), will be included in or attached to Articles of Amendment (the “Articles of Amendment”) that will be filed with the Colorado Secretary of State and become effective on the later of (i) 21 days from the date this Information Statement is first mailed to the shareholders or (ii) such later date as approved by our Board of Directors, in its sole discretion. The proposal to amend the Articles of Incorporation includes the following proposals:

a.
PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 50,000,000 SHARES TO 200,000,000 SHARES, INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK OF THE COMPANY FROM 1,000,000 SHARES TO 20,000,000 SHARES AND CHANGE THE PAR VALUE PER SHARE OF PREFERRED STOCK OF THE COMPANY FROM $.10 PER SHARE TO $.001 PER SHARE

ARTICLE II (Authorized Shares), Section 1 (Number) of the attachment to the Articles of Incorporation, as originally filed with the Colorado Secretary of State on August 15, 2007 (the “Attachment to the Articles of Incorporation”), and which is incorporated in the current Articles of Incorporation, provides that the Company is authorized to issue two classes of shares, one such class being Common Shares consisting of 50,000,000 shares, with unlimited voting rights, all with a par value of $.001 per share, and the other such class being Preferred Shares, consisting of 1,000,000 shares, all with a par value of $.10 per share. As amended by the Amendments to the Articles of Incorporation, ARTICLE II (Authorized Shares), Section 1 (Classes of Shares) of the Attachment to the Articles of Incorporation provides that the Company is authorized to issue two classes of shares of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock,” and that the total number of shares that the Company is authorized to issue is 220,000,000 shares, of which 200,000,000 shares will be Common Stock, par value $.001 per share, and which shares will have unlimited voting rights and (subject to the rights of any series of Preferred Stock that from time to time may come into existence) are entitled to receive the net assets of the Company upon dissolution, and of which 20,000,000 shares will be Preferred Stock, par value $.001 per share. Accordingly, upon the effectiveness of the Amendments to the Articles of Incorporation, the total number of shares that the Company is authorized to issue will be increased by 169,000,000 shares (from 51,000,000 shares to 220,000,000 shares), 150,000,000 of which additional shares will be Common Stock, par value $.001 per share, and 19,000,000 of which additional shares will be Preferred Stock, par value $.001 per share.

The increase in the total number of authorized but unissued shares of Common Stock by 150,000,000 shares and the increase in the total number of authorized but unissued shares of Preferred Stock by 19,000,000 shares will provide the Company with needed capital stock to enable it to undertake financing transactions in which the Company may employ its Common Stock or Preferred Stock, including transactions to raise working capital through the sale of Common Stock or Preferred Stock. Our Board of Directors is of the view that the number of shares of Common Stock and Preferred Stock currently authorized may not be sufficient to satisfy anticipated future needs. Our Board of Directors also considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock and to issue, when and where appropriate or necessary, Preferred Stock, without further shareholder action, unless otherwise required by law or other regulations. The availability of these additional shares of Common Stock and Preferred Stock will enhance the Company’s flexibility in connection with public or private offerings, conversions of convertible securities, issuances of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes, and will allow such shares to be issued without the expense and delay of a special shareholders’ meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company’s securities then may be listed. Management of the Company is at all times investigating additional sources of financing that our Board of Directors believes will be in the Company’s best interests and in the best interests of the shareholders of the Company.

To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing shareholders’ percentage equity ownership interests and, depending on the price at which such shares of Common Stock are issued, could be dilutive to the existing shareholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

To the extent that additional authorized shares of Preferred Stock are issued in the future, they could decrease the existing shareholders’ percentage equity ownership interests and, depending on the price at which such shares of Preferred Stock are issued and whether and on what terms such shares of Preferred Stock are convertible into shares of Common Stock, could be dilutive to the existing shareholders. Any such issuance of shares of Common Stock pursuant to conversions of shares of Preferred Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

Our Board of Directors has determined that the original par value of $.10 per share of Preferred Shares, as set forth in the current Articles of Incorporation, serves no useful or beneficial purpose or prospective purpose of the Company and/or of our Board of Directors. Our Board of Directors also considers it desirable that the Company have the flexibility to issue, when and where appropriate or necessary, Preferred Stock, without further shareholder action, unless otherwise required by law or other regulations. Our Board of Directors believes that reducing the par value per share of Preferred Stock authorized by the Amendments to the Articles of Incorporation from $.10 per share to $.001 per share enhances the Company’s flexibility to issue, when and where appropriate or necessary, Preferred Stock. Accordingly, our Board of Directors deems it to be in the best interests of the Company and its shareholders to reduce the par value per share of Preferred Stock authorized by the Amendments to the Articles of Incorporation from $.10 per share to $.001 per share. Upon the effectiveness of the Amendments to the Articles of Incorporation, the total number of shares of Preferred Stock that the Company is authorized to issue will be 20,000,000 shares, all of which shares will have a par value of $.001 per share.

b.
PROPOSAL TO CLARIFY THE PRE-EXISTING AUTHORITY OF OUR BOARD OF DIRECTORS TO ESTABLISH PREFERENCES FOR THE PREFERRED STOCK OF THE COMPANY AND PROVIDE ADDITIONAL DETAILS WITH RESPECT THERETO, INCLUDING THE EXPRESS AUTHORITY OF OUR BOARD OF DIRECTORS TO ESTABLISH ONE OR MORE SERIES OF PREFERRED STOCK OF THE COMPANY

ARTICLE II (Authorized Shares), Section 1 (Number) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, provides that the 1,000,000 Preferred Shares authorized thereby will “have such classes and preferences as the Board of Directors may determine from time to time.” As amended by the Amendments to the Articles of Incorporation, ARTICLE II (Authorized Shares), Section 2 (Rights, Preferences, Privileges and Restrictions of Preferred Stock) of the Attachment to the Articles of Incorporation clarifies such pre-existing authority of our Board of Directors and provides additional details with respect thereto, including the express authority of our Board of Directors to establish one or more series of Preferred Stock of the Company. Our Board of Directors believes that it would be in the best interests of the Company and its shareholders to amend the provisions of the current Articles of Incorporation to provide such additional details to such pre-existing authority of our Board of Directors. Accordingly, as amended by the Amendments to the Articles of Incorporation, ARTICLE II (Authorized Shares), Section 2 (Rights, Preferences, Privileges and Restrictions of Preferred Stock) of the Attachment to the Articles of Incorporation (hereinafter referred to as “ARTICLE II, Section 2 of the Amendments to the Articles of Incorporation”) provides that our Board of Directors is authorized to provide for the issuance of different series of shares of Preferred Stock and that the Preferred Stock authorized by the Amendments to the Articles of Incorporation may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. ARTICLE II, Section 2 of the Amendments to the Articles of Incorporation also provides that, subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Articles of Amendment or in the Articles of Incorporation of the Company (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. ARTICLE II, Section 2 of the Amendments to the Articles of Incorporation also provides that, subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock, before or after the issuance of such series, but not below the number of shares of such series then outstanding, and that, in case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series.

These provisions of the Amendments to the Articles of Incorporation give our Board of Directors flexibility, without further shareholder action, to issue Preferred Stock on such terms and conditions as our Board of Directors deems to be in the best interests of the Company and its shareholders. These provisions of the Amendments to the Articles of Incorporation provide the Company increased financial flexibility in meeting future capital requirements by providing another type of security in addition to the Company’s Common Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance of Preferred Stock in exchange for cash as a means of obtaining capital for use by the Company or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences that our Board of Directors deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Therefore, such issuances could deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to our Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.

While the Preferred Stock authorized by the Amendments to the Articles of Incorporation may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such Preferred Stock outweighs such possible disadvantages. To the extent that the Preferred Stock authorized by the Amendments to the Articles of Incorporation may have anti-takeover effects, the Preferred Stock could encourage persons seeking to acquire the Company to negotiate directly with our Board of Directors, enabling our Board of Directors to consider the proposed transaction in a manner that best serves the interests of the Company’s shareholders.

The issuance of shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

The Company may issue shares of Common Stock as a dividend in respect of shares of Preferred Stock or any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

There currently are no plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock that are authorized by the Amendments to the Articles of Incorporation. At the date of this Information Statement, no shares of Preferred Stock are issued or outstanding.

Except as described in this section or elsewhere in this Information Statement, there currently are no plans, arrangements, commitments or understandings related to any of the classes of securities authorized by the Amendments to the Articles of Incorporation.

At the date of this Information Statement, the Company has no plans to engage in any merger or acquisition with other companies or entities.

c.	PROPOSAL TO REVISE CERTAIN PROVISIONS CONCERNING ACTION OF THE SHAREHOLDERS OF THE COMPANY SO THAT THEY CONFORM EXACTLY TO THE COLORADO BUSINESS CORPORATION ACT

ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 8 (Action of the Shareholders) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, currently states (with emphasis added here):

Section 8:                      Action of the Shareholders. To the fullest extent now or hereafter permitted by the Colorado Business Corporation Act, the vote or consent of a majority of the issued and outstanding shares of the Corporation entitled to vote on such matter shall be sufficient to approve any matter requiring shareholder action, including, but not limited to, the right from time to time, to amend, alter or repeal, or add any provisions to, the Corporation’s Articles of Incorporation. Shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take at [sic] an action at any meeting at which the requisite number of shares entitled to vote thereon were present and voted may consent, in lieu of a meeting, to such action in writing in according with the procedures of the Colorado Business Corporation Act, as then currently in place from time to time.

Our Board of Directors has determined that the foregoing language does not conform exactly with the relevant provisions of the Colorado Business Corporation Act. Specifically, Section 7-107-104 (Action without meeting) of the Colorado Business Corporation Act provides in relevant part (with emphasis added here):

Unless the articles of incorporation require that such action be taken at a shareholders’ meeting, any action required or permitted by articles 101 to 117 of this title to be taken at a shareholders’ meeting may be taken without a meeting if:  . . . if expressly provided for in the articles of incorporation, the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

Our Board of Directors believes that it would be in the best interests of the Company and its shareholders to amend the above-quoted provisions of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 8 (Action of the Shareholders) of the Attachment to the Articles of Incorporation, which are incorporated in the current Articles of Incorporation, to conform exactly to the above-quoted language of Section 7-107-104 (Action without meeting) of the Colorado Business Corporation Act. Accordingly, as amended by the Amendments to the Articles of Incorporation, ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 8 (Action of the Shareholders) of the Attachment to the Articles of Incorporation states in its entirety as follows (with emphasis added here):

Section 8:                      Action of the Shareholders. To the fullest extent now or hereafter permitted by the Colorado Business Corporation Act, the vote or consent of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on such matter shall be sufficient to approve any matter requiring shareholder action, including, but not limited to, the right from time to time to amend, alter or repeal, or to add provisions to, the Articles of Incorporation of the Corporation. Shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all of the shares entitled to vote thereon were present and voted may consent, in lieu of a meeting, to such action in writing in accordance with the provisions of the Colorado Business Corporation Act.

d.	PROPOSAL TO INCREASE THE QUORUM REQUIREMENT FOR SHAREHOLDERS TO VOTE ON ANY MATTER BEFORE ANY MEETING OF THE SHAREHOLDERS FROM 35% OF THE OUTSTANDING SHARES TO A MAJORITY OF THE OUTSTANDING SHARES

ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 9 (Quorum For Voting) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, currently states (with emphasis added here):

Section 9:                      Quorum For Voting. A quorum of Shareholders for any matter to come before any meeting of Shareholders of the Corporation shall consist of one-third of the issued and outstanding shares entitled to vote on the matter, except where a greater number is specifically required by the provisions of the Colorado Business Corporation Act, as then currently in place from time to time.

Our Board of Directors believes that it would be in the best interests of the Company and its shareholders to amend the above-quoted provisions of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 9 (Quorum For Voting) of the Attachment to the Articles of Incorporation, which are incorporated in the current Articles of Incorporation, to increase the quorum requirement for shareholders to vote on any matter before any meeting of the shareholders from 35% of the outstanding shares to a majority of the outstanding shares. Accordingly, as amended by the Amendments to the Articles of Incorporation, ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 9 (Quorum For Voting) of the Attachment to the Articles of Incorporation states in its entirety as follows (with emphasis added here):

Section 9:                      Quorum for Voting. A quorum of shareholders for any matter to come before any meeting of shareholders of the Corporation shall consist of a majority of the issued and outstanding shares entitled to vote on such matter, except where a greater number is specifically required by the provisions of the Colorado Business Corporation Act.

e.	PROPOSAL TO DELETE CERTAIN PROVISIONS REGARDING RESTRICTIONS ON STOCK THAT WERE NOT REQUIRED BY THE COLORADO BUSINESS CORPORATION ACT AND ARE SUBJECT TO POSSIBLE MISINTERPRETATION

ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 10 (Restrictions on Stock) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, currently states:

Section 10:                      Restrictions on Stock. The Directors shall have the right, from time to time, to impose restrictions or to enter into agreements on behalf of the Corporation imposing restrictions on the transfer of all or a portion of the Corporation’s shares, provided that no restrictions shall be imposed on the transfer of shares outstanding at the time the restrictions are adopted unless the holder of such shares consents to the restrictions.

Our Board of Directors has determined that the above-quoted provisions of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 10 (Restrictions on Stock) of the Attachment to the Articles of Incorporation (hereinafter referred to as the “ARTICLE V, Section 10 Restrictions on Stock Provisions”) do not relate to or otherwise correspond with any provision of the Colorado Business Corporation Act. Paragraph (1) of Section 7-106-208 (Restriction on transfer of shares and other securities) of the Colorado Business Corporation Act provides:

The articles of incorporation, the bylaws, an agreement among shareholders, or an agreement among shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation. A restriction does not affect shares issued before the restriction became effective unless the holder of such shares acquired such shares with knowledge of the restriction, is a party to the agreement containing the restriction, or voted in favor of the restriction or otherwise consented to the restriction.

Our Board of Directors has determined that the ARTICLE V, Section 10 Restrictions on Stock Provisions do not add to or take away from any of the Company’s authority to place restrictions on the Company’s securities as provided by the above-quoted Paragraph (1) of Section 7-106-208 (Restriction on transfer of shares and other securities) of the Colorado Business Corporation Act. In addition, our Board of Directors has determined that the ARTICLE V, Section 10 Restrictions on Stock Provisions are not required to be included in the Articles of Incorporation by Paragraph (1) of Section 7-106-208 (Restriction on transfer of shares and other securities) of the Colorado Business Corporation Act or by any other provision of the Colorado Business Corporation Act. In addition, our Board of Directors has determined that the ARTICLE V, Section 10 Restrictions on Stock Provisions authorize directors of the Company to enter into agreements on behalf of the Company, which generally is not permitted by the Colorado Business Corporation Act. In addition, our Board of Directors has determined that the ARTICLE V, Section 10 Restrictions on Stock Provisions authorize the directors of the Company to impose restrictions on the transfer of all of the Company’s shares, which our Board of Directors believes is subject to possible misinterpretation.

Our Board of Directors believes that it would be in the best interests of the Company and its shareholders to amend the above-quoted provisions of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 10 (Restrictions on Stock) of the Attachment to the Articles of Incorporation, which are incorporated in the current Articles of Incorporation, to delete them entirely from the Articles of Incorporation. Accordingly, as amended by the Amendments to the Articles of Incorporation, ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 10 (Restrictions on Stock) of the Attachment to the Articles of Incorporation states in its entirety as follows:

“Section 10:                      [INTENTIONALLY OMITTED].”

f.	PROPOSAL TO CORRECT CERTAIN PROVISIONS CONCERNING THE LIMITATION OF CERTAIN LIABILITIES OF THE DIRECTORS OF THE COMPANY SO THAT THEY CONFORM TO THE COLORADO BUSINESS CORPORATION ACT

The first sentence of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 11 (Indemnification of Directors) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, currently states (with emphasis added here):

Section 11:                      Indemnification of Directors. A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for damages for breach of fiduciary duty as a director of the Corporation or to its shareholders for damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.

Our Board of Directors has determined that the foregoing language does not conform with the relevant provisions of the Colorado Business Corporation Act. Specifically, Section 7-108-402 (Limitation of certain liabilities of directors and officers) of the Colorado Business Corporation Act provides in relevant part (with emphasis added here):

If so provided in the articles of incorporation, the corporation shall eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director’s duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts specified in section 7-108-403, or any transaction from which the director directly or indirectly derived an improper personal benefit.

Our Board of Directors has determined that the above-quoted first sentence of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 11 (Indemnification of Directors) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, provides for the elimination of the personal liability of directors to the Company and its shareholders for monetary damages for breach of fiduciary duty as a director, including for breaches of fiduciary duty and acts or omissions for which, under the above-quoted language of Section 7-108-402 (Limitation of certain liabilities of directors and officers) of the Colorado Business Corporation Act, a director’s personal liability to the Company or its shareholders may not be so limited. In addition, our Board of Directors has determined that the caption for ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 11 (Indemnification of Directors) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, currently is misstated and that the correct caption for this Section is “Limitation of Certain Liabilities of Directors”.

Our Board of Directors believes that it would be in the best interests of the Company and its shareholders to amend the above-quoted provisions of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 11 (Indemnification of Directors) of the Attachment to the Articles of Incorporation, which are incorporated in the current Articles of Incorporation, to conform to the above-quoted language of Section 7-108-402 (Limitation of certain liabilities of directors and officers) of the Colorado Business Corporation Act and to restate its caption with the correct caption. Accordingly, as amended by the Amendments to the Articles of Incorporation, ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 11 (Limitation of Certain Liabilities of Directors) of the Attachment to the Articles of Incorporation states in its entirety as follows (with emphasis added here):

Section 11:                      Limitation of Certain Liabilities of Directors. A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for damages for breach of fiduciary duty as a director of the Corporation except for (i) any breach of the director’s duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived an improper person benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability of the directors of the Corporation provided by the foregoing, the liability of each director of the Corporation shall be eliminated or limited to the fullest extent permitted under the provisions of the Colorado Business Corporation Act as so amended. Any repeal or modification of the provisions of this Section shall not adversely affect any right or protection of a director of the Corporation under this Section as in effect immediately before such repeal or modification with respect to any liability that would have accrued but for the provisions of this Section before such repeal or modification.

3.           PROPOSAL TO ADOPT AND APPROVE THE 2012 STOCK INCENTIVE PLAN

Our Board of Directors has determined it to be in the best interests of the Company and its shareholders to adopt a stock incentive plan. Therefore, effective as of March 1, 2012, our Board of Directors resolved to adopt and approve a stock incentive plan covering an aggregate of 10,000,000 shares of Common Stock of the Company, the form of which is attached to and is a part of this Information Statement (the “2012 Stock Incentive Plan”). On that date, our Board of Directors consisted of one, sole director. Effective as of March 11, 2012, two additional directors joined our Board of Directors. At that time, our Board of Directors, then consisting of three directors, deemed it to be in the best interests of the Company and its shareholders to ratify all actions previously taken or authorized and approved by our Board of Directors when it consisted of a sole director. Accordingly, effective as of March 15, 2012, our Board of Directors ratified various actions previously taken by or authorized and approved by our Board of Directors when it consisted of a sole director, including the adoption of the 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan is effective as of March 1, 2012.

Summary of the 2012 Stock Incentive Plan

The description set forth below summarizes the principal terms and conditions of the 2012 Stock Incentive Plan, does not purport to be complete and is qualified in its entirety by reference to the 2012 Stock Incentive Plan, a copy of which is attached to this Information Statement.

General. The primary objectives of the 2012 Stock Incentive Plan are to:

•	attract and retain selected key employees, consultants and directors;

•	encourage their commitment;

•	motivate superior performance;

•	facilitate attainment of ownership interests in the Company;

•	align personal interests with those of our shareholders; and

•	enable them to share in the long-term growth and success of the Company.

Shares Subject to 2012 Stock Incentive Plan. The number of shares of Common Stock of the Company reserved under the 2012 Stock Incentive Plan is 10,000,000. The number of shares available under both the 2012 Stock Incentive Plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances. The following transactions will restore, on a one share for one share basis, the number of shares authorized for issuance under the 2012 Stock Incentive Plan: (i) a payout of a stock appreciation right, tandem stock appreciation right, restricted stock award or other stock-based award in the form of cash; (ii) a cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a tandem stock appreciation right upon exercise of the related stock option, or the termination of a related stock option upon exercise of the corresponding tandem stock appreciation right) of any shares subject to an incentive award; (iii) payment of an option price with previously acquired shares; provided, however, that the shares authorized for issuance under the 2012 Stock Incentive Plan will not be increased by the number of shares withheld (which would otherwise be acquired upon the exercise) as payment of the option price or for tax withholding; and (iv) payment or the withholding of shares for taxes or the purchase price for shares under a restricted stock award; provided, however, that the aggregate number of shares that may be issued upon exercise of incentive stock options will in no event exceed 10,000,000.

During any period that the Company is a publicly held corporation, the maximum aggregate cash payout (including stock appreciation rights, performance units and performance shares paid out in cash, or other stock-based awards paid out in cash) with respect to incentive awards granted in any calendar year which may be made to any individual employee shall be $1,000,000.

Administration. The 2012 Stock Incentive Plan is administered by a committee, which is appointed by our Board of Directors, and which consists of not less than one director or, if the Company is a publicly held corporation (as defined in the 2012 Stock Incentive Plan), two directors, each of whom (i) fulfills the “non-employee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934, (ii) is certified by our Board of Directors as an independent director and (iii) fulfills the “outside director” requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority (collectively, the “Code”). Notwithstanding the foregoing, the committee will consist of our entire Board of Directors before the time a committee has been established by our Board of Directors and with respect to any proposed grant of an incentive award for an outside director.

The committee is authorized to, among other things, select grantees under the 2012 Stock Incentive Plan and determine the size, duration and type, as well as terms and conditions (which need not be identical) of each incentive award. The committee also construes and interprets the 2012 Stock Incentive Plan and all related incentive agreements. All determinations and decisions of the committee are final, conclusive and binding on all parties. We have agreed to indemnify members of the committee against any damage, loss, liability, cost or expense arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the 2012 Stock Incentive Plan (including such indemnification for a person’s own sole concurrent negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence.

Eligibility. Our employees, consultants and outside directors are eligible to participate in the 2012 Stock Incentive Plan as determined by the committee.

Types of Incentive Awards. Under the 2012 Stock Incentive Plan, the committee may grant incentive awards that may be any of the following:

•	incentive stock options as defined in Section 422 of the Code;

•	“nonstatutory” stock options;

•	stock appreciation rights;

•	shares of restricted stock;

•	performance units and performance shares;

•	other stock-based awards; and

•	supplemental payments dedicated to the payment of income taxes.

Incentive stock options and nonstatutory stock options together are called “options.” The terms of each incentive award will be reflected in an incentive agreement between us and the grantee.

Options. Generally, options must be exercised within five or 10 years of the grant date. Incentive stock options may only be granted to employees, and the exercise price of each incentive stock option or nonstatutory stock option may not be less than 100% of the fair market value of a share of our Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of our Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as nonstatutory stock options.

The exercise price of each option is payable in cash or, in the committee’s discretion, by the delivery of shares of our Common Stock owned by the optionee, or by withholding shares that otherwise would be acquired upon the exercise of the option, or by any combination of the two. The committee has the authority not to permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.

An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. We are not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option.

An optionee will not recognize any income for federal income tax purposes, nor will we be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and we will generally recognize a tax deduction in the same amount at the same time.

Stock Appreciation Rights. Generally, stock appreciation rights must be exercised within 10 years of the grant date. Upon exercise of a stock appreciation right, the holder will receive cash, shares of our Common Stock or a combination of the two, as specified in the related incentive agreement, the aggregate value of which equals the amount by which the fair market value per share of our Common Stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares underlying the exercised portion of the stock appreciation right. A stock appreciation right may be granted in tandem with or granted independently of a nonstatutory stock option. Stock appreciation rights will be subject to such terms and conditions as determined by the committee and specified in the incentive agreement.

Restricted Stock. Restricted stock may be subject to substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal in the Company, as determined by the committee and specified in the incentive agreement. Unless otherwise specified in the incentive agreement, during the period of restriction a grantee will have all other rights of a shareholder, including the right to vote the shares and receive the dividends paid thereon.

A grantee will not recognize taxable income upon the grant of an award of restricted shares (nor will we be entitled to a deduction) unless the grantee makes an election under Section 83(b) of the Code. If the grantee makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the grantee will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the award is granted over the purchase price, if any, paid for the shares of Common Stock. If such election is made and the grantee subsequently forfeits some or all of the shares, then the grantee generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the grantee will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of such lapse over the original price paid for the shares of Common Stock, if any. The grantee will have a tax basis in the shares of Common Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restrictions lapse, as is applicable.

Upon the disposition of shares of Common Stock acquired pursuant to an award of restricted shares, the grantee will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the grantee’s tax basis in the shares of Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made or on the date after the award is granted if the Section 83(b) election is made.

We generally will be entitled to a corresponding tax deduction at the time the grantee recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the grantee.

Performance Units and Performance Shares. Performance units and performance shares may be granted to employees and consultants. For each performance period, the committee will establish specific financial or non-financial performance criteria, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. The committee may establish performance goals applicable to performance shares or performance units based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial objectives for the Company and its subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business will relate to the achievement of financial and operating objectives of the segment for which the grantee is accountable. Examples of performance criteria will include one or more of the following pre tax or after tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time, including the relative improvement therein; stock price performance, sales, costs, production volumes or reserves added. Individual performance criteria will relate to a grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among grantees. The performance criteria need not be based on an increase or positive result and may include, for example, maintaining the status quo or limiting economic loss. Generally, a grantee will not recognize taxable income upon the grant of performance units and performance shares. Generally, upon the payment of the performance unit or shares, a grantee will recognize compensation as taxable ordinary income, and we will be entitled to a deduction in the same amount at the same time.

Other Stock-Based Awards. Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, shares of our Common Stock. The committee may determine the terms and conditions of other stock-based awards, provided that, in general, the amount of consideration to be received by us will be either no consideration other than services rendered (in the case of the issuance of shares) or, in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date. To the extent that the Company is a publicly held corporation and that a stock appreciation right is intended to qualify for the performance-based exception or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of Common Stock may not be less than 100% of fair market value of a share of Common Stock on the date of the grant of the stock appreciation right. Payment or settlement of other stock-based awards will be in shares of our Common Stock or in other consideration as specified by the committee in the incentive agreement.

Generally, a grantee will not recognize any taxable income upon the grant of other stock-based awards. Generally, upon the payment of other stock-based awards, a grantee will recognize compensation taxable as ordinary income, and we will be entitled to a corresponding tax deduction in the same amount and at the same time.

However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the grantee will not recognize income, and we will not be entitled to a deduction until the restrictions lapse, unless the grantee elects otherwise by filing a Section 83(b) election as described above. The amount of a grantee’s ordinary income and our deduction generally will be equal to the fair market value of the shares at the time the restrictions lapse.

Supplemental Payments for Taxes. The committee may grant, in connection with an incentive award (except for incentive stock options), a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by a grantee with respect to the incentive award and the receipt of such supplemental payment. This payment also will be ordinary income to the grantee.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions on restricted stock or other incentive awards in connection with a “change in control,” certain amounts associated with such incentive awards could, depending on the individual circumstances of the grantee, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends on, among other things, the value of the accelerated incentive awards and the past compensation of the grantee.

Section 409A of the Code generally provides that any deferred compensation arrangement that does not satisfy specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of all amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income also are subject to a 20% excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may be paid out only upon separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year before performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits and may be applicable to certain awards under the 2012 Stock Incentive Plan. The Treasury Department has provided guidance on transition issues and final regulations under new Section 409A of the Code. Incentive awards under the 2012 Stock Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an incentive agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) for options or other applicable incentive awards is intended to constitute qualified performance-based compensation. We should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant incentive awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2012 STOCK INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE.

MOREOVER, THIS SUMMARY IS BASED ON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS ARE COMPLEX AND DEPENDENT ON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS RESPECTING INCENTIVE AWARDS.

Termination of Employment and Change in Control. Except as provided in the applicable incentive agreement, if the grantee’s employment or other service with us is terminated other than due to his death, disability, retirement or for cause, then his then vested incentive awards remain exercisable for 90 days after such termination. If his termination is due to disability or death, then his vested incentive awards remain exercisable for one year following such termination. Upon his retirement, his vested incentive awards remain exercisable for six months, except for incentive stock options, which by statute may remain exercisable for only up to three months. Upon a termination for cause, all outstanding incentive awards, whether or not vested, expire at the opening of business on the date of such termination.

If we undergo a “change in control,” all restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding options and stock appreciation rights become immediately exercisable, and all of the performance shares and performance units and other stock-based awards become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an “anti-takeover” defense because they could make a takeover more expensive.

Incentive Awards Nontransferable. No incentive award may be assigned, sold or otherwise transferred by a grantee, other than by will or by the laws of descent and distribution, or be subject to any encumbrance, pledge, lien, assignment or charge. An incentive award may be exercised during the grantee’s lifetime only by the grantee or the grantee’s legal guardian. However, in the discretion of the committee, the incentive agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The 2012 Stock Incentive Plan contains provisions permitting such a transfer if approved by the committee and included in the incentive agreement.

Amendment and Termination. Our Board of Directors may amend or terminate the 2012 Stock Incentive Plan at any time, subject to all necessary regulatory and shareholder approvals. No termination or amendment of the 2012 Stock Incentive Plan will adversely affect in any material way any outstanding incentive award previously granted to a grantee without his consent.

Plan Benefits

The grant of incentive awards under the 2012 Stock Incentive Plan to employees, consultants and non-employee directors is subject to the discretion of the committee. As of the date of this Information Statement, incentive awards consisting of stock options to purchase 7,650,000 shares of our Common Stock in the aggregate have been issued and are outstanding and held by a total of seven persons, all of whom are employees, consultants and/or non-employee directors of the Company.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

As described in more detail above, under certain circumstances the increase in the number of authorized but unissued shares of our Common Stock and Preferred Stock that will be effected by the Amendments to the Articles of Incorporation could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our shareholders. The increase in the number of authorized but unissued shares of our Common Stock and Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the increase in the number of authorized but unissued shares of our Common Stock and Preferred Stock may limit the opportunity for the Company’s shareholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the increase in the number of authorized but unissued shares of our Common Stock and Preferred Stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that shareholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company. In addition to the potential anti-takeover effects of an increase in the number of authorized but unissued shares of our Common Stock and Preferred Stock, certain provisions of the Amendments to the Articles of Incorporation also could be used by management of the Company to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent shareholders without further vote or action by the shareholders.

As described in more detail above, ARTICLE II, Section 2 of the Amendments to the Articles of Incorporation provides that the Preferred Stock authorized by the Amendments to the Articles of Incorporation may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of Preferred Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company by diluting their stock ownership. In addition, the ability of the Board of Directors to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the shareholders.

At the date of this Information Statement, we are not aware of any attempt to take over or acquire the Company. While the aforementioned provisions of the Amendments to the Articles of Incorporation may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific effort or takeover threat currently perceived by management, and neither our management nor our Board of Directors views any provision of the Amendments to the Articles of Incorporation as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Amendments to the Articles of Incorporation or other governing documents of the Company, and the Board of Directors currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

APPROVAL OF THE PROPOSED CORPORATE ACTIONS

Under Section 7-110-103 of the Colorado Business Corporation Act, every amendment to the Company’s Articles of Incorporation must first be proposed by the Board of Directors, must then be recommended by the Board of Directors to the shareholders and must then be approved by shareholders entitled to vote on such amendment. Under Section 7-107-206 of the Colorado Business Corporation Act, an affirmative vote by shareholders holding shares entitling them to a majority of the votes entitled to be cast on the matter is more than sufficient to amend the Company’s Articles of Incorporation. Under the first sentence of ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs), Section 8 (Action of the Shareholders) of the Attachment to the Articles of Incorporation, which is incorporated in the current Articles of Incorporation, the vote or consent of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on such matter is sufficient to approve any matter requiring shareholder action, including the right from time to time to amend, alter or repeal, or to add provisions to, the Articles of Incorporation.

Section 7-107-104 of the Colorado Business Corporation Act provides that, if so expressly provided for in a corporation’s articles of incorporation, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. Our Articles of Incorporation contain such an express provision. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve these matters.

Our Board of Directors adopted resolutions effective as of March 1, 2012, March 15, 2012 and March 22, 2012 (i.e., the Record Date) setting forth for approval by shareholders the proposed corporate actions. On the Record Date, the Company’s authorized capital stock consisted of 50,000,000 shares of Common Stock, $.001 par value per share, of which 45,380,200 shares were issued and outstanding. On the Record Date, no shares of the Company’s Preferred Stock were issued or outstanding, and accordingly only the Company’s Common Stock carried voting rights, with each outstanding share of Common Stock entitling the holder thereof to one (1) vote on all matters submitted to a vote of the shareholders.

On the Record Date, ten of the Company’s shareholders held voting power over 25,530,000 shares of Common Stock, representing 56.26% of the voting power of our shareholders holding Common Stock. All of these shareholders voted in favor of the proposed corporate actions by written consent effective as of March 22, 2012. Such vote constituted approval of the proposed corporate actions by 56.26% of the issued and outstanding shares of Common Stock. Since these shareholders had sufficient voting power to approve the corporate actions through their ownership of capital stock of the Company, no consent or approval of the corporate actions by any other shareholder was solicited.

The written consent of shareholders effective as of March 22, 2012 was signed by ten shareholders that voted in favor of the proposed corporate actions, three of whom are members of our Board of Directors, five of whom are employees or consultants of the Company, and two of whom are affiliates of the Company.

The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions, and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

EFFECTIVE DATES OF CORPORATE ACTIONS

The Amendments to the Articles of Incorporation will be included in or attached to Articles of Amendment that will be filed with the Colorado Secretary of State and become effective on the later of (i) 21 days from the date the accompanying Information Statement is first mailed to the shareholders or (ii) such later date as approved by our Board of Directors, in its sole discretion (in either case, the “Effective Date”). The change of the Company’s name from “Gallery Management Holding Corp.” to “T5 Corp.” will be effective as of the Effective Date. The 2012 Stock Incentive Plan is effective as of March 1, 2012. The Board of Directors may revoke any proposed corporate action before it is acted on without further approval of the shareholders if the Board of Directors determines that the action no longer is in the best interests of the Company and its shareholders.

DISSENTERS’ RIGHTS

Neither the Articles of Incorporation of the Company, nor the Bylaws of the Company, nor the Colorado Business Corporation Act provide for dissenters’ rights of appraisal in connection with the aforementioned corporate actions.

EXCHANGE OF STOCK CERTIFICATES NOT REQUIRED

As of the Effective Date, the name of the Company will be T5 Corp. Shareholders will not be required to exchange their stock certificates issued before the Effective Date in exchange for new stock certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company’s securities by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent (5%) of each class of the Company’s capital stock.

The number and percentage of shares beneficially owned includes shares as to which the named person has sole or shared voting power or investment power and shares that the named person has the right to acquire within 60 days. The percentage of ownership set forth below reflects each holder’s ownership interest in issued and outstanding shares of the Company’s Common Stock as of the Record Date. The Company is not aware of any pledge of shares, options or warrants by any of the individuals or entities listed below. Unless indicated otherwise, the address of each shareholder listed below is the Company’s principal office.

Amount and Nature of Beneficial Ownership*

Name and Address of Beneficial Owner (including title, as applicable)	Shares	Options(1)/ Warrants	Total	Percentage of Shares Outstanding**

R. Patrick Garrett Chief Executive Officer and Director 39380 Amherst Street Sandy, OR 97055	2,445,000	2,500,000	4,945,000	10.33%

Roger T. Richter Chief Operating Officer and Director 34326 Johnsons Landing Rd # 20 Scappoose, OR 97056	1,250,000	2,250,000	3,500,000	7.35%

Allen H. Adams Vice President - Finance and interim Chief Financial Officer 4 Grouse Terrace Lake Oswego, OR 97035	500,000	500,000	1,000,000	2.18%

Christopher A. Wilson Secretary and Director 9110 Irvine Center Drive Irvine, CA 92618	1,000,000	1,250,000	2,250,000	4.83%

Longhorn Capital Partners c/o Verdmont Capital SA Edificiao Hi-Tech Plaza, Penthouse Calle 53, Obarrio, Apartado Postal 0823-03017, Ciudad de Panama Republic of Panama	2,350,000	0	2,350,000	5.18%

Oakgrand Market Trading Inc. c/o Verdmont Capital SA Edificiao Hi-Tech Plaza, Penthouse Calle 53, Obarrio, Apartado Postal 0823-03017, Ciudad de Panama Republic of Panama	2,350,000	0	2,350,000	5.18%

Paramount Strategy Corp c/o Lanham and Lanham LLC Attn: R. J. Lanham 28562 Oso Parkway Unit D Rancho Santa Margarita, CA 92688	2,350,000	0	2,350,000	5.18%

Cambridge Mercantile Holdings SA 28562 Oso Parkway Unit D Rancho Santa Margarita, CA 92688	3,000,000	0	3,000,000	6.61%

Tokyo Holdings Ltd 28562 Oso Parkway Unit D Rancho Santa Margarita, CA 92688	4,000,000	0	4,000,000	8.81%

Newbridge Equipment and Controls, LLC 6133 SW Corbett Ave. Portland, OR 97239	7,000,000	0	7,000,000	15.43%

Villay Asset Management, LLC Attn: Hugh Cochrane 4576 Pebble Bay South Vero Beach, FL 32963	7,000,000	0	7,000,000	15.43%

All Directors and Executive Officers as Group (4 persons)	5,195,000	6,500,000	11,695,000	22.54%
_________________________

(1)	All options are exercisable immediately, and each beneficial owner has the right to acquire all option shares within 60 days of the date hereof.

*Beneficial ownership is determined in accordance with the rules of the SEC that generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date hereof are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household.

**Percentage is calculated on the basis of the number of shares outstanding on March 22, 2012 (i.e., the Record Date) plus the number of shares the person has the right to acquire within 60 days of the date hereof.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holder.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company’s directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed corporate actions that is not shared by all other holders of the Company’s capital stock. Our Board of Directors approved the proposed corporate actions effective as of March 1, 2012, March 15, 2012 and March 22, 2012, and the holders of a majority of the outstanding shares of our Common Stock approved the proposed corporate actions on March 22, 2012. No other security holder entitled to vote at a shareholders’ meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board of Directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of such shareholders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any shareholder or shareholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Shareholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any of such reports, statements or other information that the Company files at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please telephone the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the Securities and Exchange Commission also are available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.“

April __, 2012          By Order of the Board of Directors

                         /s/R. Patrick Garrett
                                                         Name: R. Patrick Garrett
                         Title:  CEO

AMENDMENTS TO THE ARTICLES OF INCORPORATION
OF
GALLERY MANAGEMENT HOLDING CORP. (RENAMED T5 CORP.),
a Colorado corporation

The Articles of Incorporation (the “Articles of Incorporation”) of Gallery Management Holding Corp. (Renamed T5 Corp.) (the “Corporation”) are amended as follows:

Article 1 (Entity Name) of the Articles of Incorporation is amended to state that the name of the Corporation is “T5 Corp.”.

Article 12 of the Articles of Incorporation is amended and restated as follows:  “The Corporation is authorized to issue 200,000,000 shares of Common Stock, par value $.001 per share. See ARTICLE II of the attachment hereto, as amended.”

The following amendments to the attachment to the Articles of Incorporation, as originally filed with the Colorado Secretary of State on August 15, 2007 (the “Attachment to the Articles of Incorporation”), are incorporated in the Articles of Incorporation.

ARTICLE II (Authorized Shares) of the Attachment to the Articles of Incorporation is amended and restated in its entirety as follows:

“Section 1:                      Classes of Shares. The Corporation is authorized to issue two classes of shares of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 220,000,000 shares. 200,000,000 shares shall be Common Stock, par value $.001 per share, which shares shall have unlimited voting rights and (subject to the rights of any series of Preferred Stock that from time to time may come into existence pursuant to Section 2 immediately below) are entitled to receive the net assets of the Corporation upon dissolution, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share.

1

Section 2:                      Rights, Preferences, Privileges and Restrictions of Preferred Stock. The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors hereby is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Articles of Amendment or in these Articles of Incorporation (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock, before or after the issuance of such series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series.”

ARTICLE V (Provisions for Regulation of the Internal Corporate Affairs) of the Attachment to the Articles of Incorporation (“ARTICLE V”) is amended as follows:

Section 8 (Action of the Shareholders) of ARTICLE V is amended and restated in its entirety as follows:

“Section 8:                      Action of the Shareholders. To the fullest extent now or hereafter permitted by the Colorado Business Corporation Act, the vote or consent of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on such matter shall be sufficient to approve any matter requiring shareholder action, including, but not limited to, the right from time to time to amend, alter or repeal, or to add provisions to, the Articles of Incorporation of the Corporation. Shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all of the shares entitled to vote thereon were present and voted may consent, in lieu of a meeting, to such action in writing in accordance with the provisions of the Colorado Business Corporation Act.”

Section 9 (Quorum For Voting) of ARTICLE V is amended and restated in its entirety as follows:

“Section 9:                      Quorum for Voting. A quorum of shareholders for any matter to come before any meeting of shareholders of the Corporation shall consist of a majority of the issued and outstanding shares entitled to vote on such matter, except where a greater number is specifically required by the provisions of the Colorado Business Corporation Act.”

2

Section 10 (Restrictions on Stock) of ARTICLE V is amended and restated in its entirety as follows:

“Section 10:                      [INTENTIONALLY OMITTED].”

Section 11 (Indemnification of Directors) of ARTICLE V is amended and restated in its entirety as follows:

“Section 11:                      Limitation of Certain Liabilities of Directors. A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for damages for breach of fiduciary duty as a director of the Corporation except for (i) any breach of the director’s duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived an improper person benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability of the directors of the Corporation provided by the foregoing, the liability of each director of the Corporation shall be eliminated or limited to the fullest extent permitted under the provisions of the Colorado Business Corporation Act as so amended. Any repeal or modification of the provisions of this Section shall not adversely affect any right or protection of a director of the Corporation under this Section as in effect immediately before such repeal or modification with respect to any liability that would have accrued but for the provisions of this Section before such repeal or modification.”

3

GALLERY MANAGEMENT HOLDING CORP.
2012 Stock Incentive Plan

SECTION 1

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1 Purpose

     The purpose of this 2012 Stock Incentive Plan (this “Plan”) is to foster and promote the long-term financial success of Gallery Management Holding Corp. (the “Company”) and its Subsidiaries and to increase shareholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company that link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

     This Plan provides for the payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). This Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

     This Plan was adopted by the Board of Directors on, and originally effective as of, March 1, 2012 (the “Effective Date”), subject to approval by the Company’s shareholders pursuant to Section 7.1, provided that, with respect to Incentive Awards outstanding before the Effective Date, such an award shall not be amended by any term herein if such term would cause such award to be deferred compensation, a new grant under or otherwise violate Code Section 409A or would modify an Incentive Award under Code Section 424 resulting in a new grant, as determined by the Committee. This Plan will remain in effect, subject to the right of the Board to amend or terminate this Plan at any time pursuant to Section 7.7, until all Shares subject to this Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

-- 1 --

1.2 Definitions

 The following terms shall have the meanings set forth below:

(a)  Appreciation. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

(b)  Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c)  Board. The Board of Directors of the Company.

(d) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier  thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to such Grantee that is not cured to the reasonable satisfaction of the Company within thirty (30) days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity that competes with the business of the Company or any Subsidiary or that would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

(e) CEO. The Chief Executive Officer of the Company.

(f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(g)  Committee. A committee appointed by the Board consisting of at least one member as appointed by the Board to administer this Plan. However, if the Company becomes a Publicly Held Corporation, this Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who (i) fulfill the ”non-employee director” requirements of Rule 16b-3 under the Exchange Act and who are certified by the Board as independent directors and (ii) fulfill the “outside director” requirements of Section 162(m) of the Code. In either case, the Committee may be the compensation committee of the Board, or any subcommittee of the compensation committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

-- 2 --

Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in this Plan shall mean the entire Board before the time a Committee has been established by the Board and with respect to any proposed grant of an Incentive Award for an Outside Director. In such cases, the Board shall have all the powers and responsibilities of the Committee hereunder, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(h) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(i) Company. Gallery Management Holding Corp., a corporation organized under the laws of the State of Colorado, and any successor in interest thereto.

(j)  Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six (6) months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, (i) is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(k)  Change in Control. Any of the events described in and subject to Section 6.7.

(l) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

(m)  Deferred Stock. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

(n) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

(o)  Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

-- 3 --

(p) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of this Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director. Notwithstanding the foregoing, with respect to an Incentive Award that is deferred compensation subject to Code Section 409A a termination of Employment shall be determined by the Committee under the “separation from service” requirements under Code Section 409A.

(q)  Exchange Act. The Securities Exchange Act of 1934, as amended.

(r) Fair Market Value. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of this Plan shall be made by the Committee in its discretion exercised in good faith, and to the extent any Incentive Award is intended to be exempt from Code Section 409A, consistent with Code Section 409A as it shall determine. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the Financial Industry Regulatory Authority, Inc.’s OTC Bulletin Board System, or (iv) any other method permitted by Code Section 409A as determined by the Committee in its discretion and consistently applied. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

(s) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under this Plan.

(t) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(u) Incentive Award. A grant of an award under this Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

-- 4 --

(v)  Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under this Plan, as such agreement is further defined in Section 6.1(a).

(w) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 that is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(x)  Independent SAR. A Stock Appreciation Right described in Section 2.5.

(y)  Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(z) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(aa) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(bb)  Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based on, Common Stock and payable in Common Stock, cash or other consideration.

(cc) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary within the meaning of 16b-3 under the Exchange Act.

(dd) Parent. Any corporation (whether now or hereafter existing) that constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

-- 5 --

(ee) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(ff)  Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

(gg) Performance Share or Performance Unit. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of  a Performance Period and that, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

(hh) Plan. The Gallery Management Holding Corp. 2012 Stock Incentive Plan as set forth herein and as it may be amended from time to time.

(ii) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act and listed on a nationally recognized stock exchange or automated quotation system; provided, however, that the Over The Counter Bulletin Board shall not be considered a nationally recognized stock exchange.

(jj)  Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

(kk) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

(ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

(nn) Share. A share of the Common Stock of the Company.

(oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.

(pp) Spread. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

 (qq) Stock Appreciation Right or SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

 (rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

-- 6 --

 (ss) Subsidiary. Any corporation (whether now or hereafter existing) that constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

 (tt) Supplemental Payment. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes that are payable by the Grantee resulting from an Incentive Award.

(uu) Tandem SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

1.3 Plan Administration

     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in this Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret this Plan and any Incentive Agreement or other agreement entered into under this Plan; and (vi) establish, amend, or waive rules for this Plan’s administration. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of this Plan, including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in this Plan or Incentive Agreement. The determination of the Committee shall be final and binding on all persons.

     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of this Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under this Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     (c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of this Plan, and shall be final, conclusive and binding on all persons, including the Company, its shareholders, Employees, Grantees and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

     (d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, that the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii), if the Company is a Publicly Held Corporation, take any action that would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of this Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering this Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

-- 7 --

    (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

     (h) Indemnification. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan (including such indemnification for a person’s own, sole, concurrent or joint negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4 Shares of Common Stock Available for Incentive Awards

     Subject to adjustment under Section 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Ten Million (10,000,000) Shares of Common Stock. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against this Plan maximum as it may deem appropriate.

     During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards:

     (a) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year that may be made to any individual Employee shall be one million dollars ($1,000,000).

     (b) With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Employee to the extent required by and in accordance with Section 162(m) of the Code.

     (c) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5 Share Pool Adjustments for Awards and Payouts

    The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a)  Stock Option;

     (b) SAR (except a Tandem SAR);

     (c) Restricted Stock;

     (d) A payout of a Performance Share in Shares;

     (e) A payout of a Performance Unit in Shares; and

     (f) A payout of an Other Stock-Based Award in Shares.

-- 8 --

     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a) A Payout of a SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award;

     (c) Payment of an Option Price with previously acquired Shares; provided, however, that the Share Pool shall not be increased by the number of Shares withheld (which otherwise would be acquired upon the exercise) as payment of the Option Price or for tax withholding; and

     (d) Payment or the withholding of Shares for taxes or the purchase price for Shares under a Restricted Stock Award.

1.6 Common Stock Available

     The Common Stock available for issuance or transfer under this Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under this Plan; payment for fractional shares shall be made in cash.

1.7 Participation

     (a)  Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under this Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of this Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time. With respect to Nonstatutory Stock Options or SARs intended to be excluded from the requirements of Code Section 409A, Incentive Awards of Nonstatutory Stock Options or SARs may only be made to Grantees if the Incentive Award would be for “service recipient stock” within the meaning of Code Section 409A, as determined by the Committee.

    (b)  Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8 Types of Incentive Awards

     The types of Incentive Awards under this Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in Section 4, Other Stock-Based Awards and Supplemental Payments as described in Section 5, or any combination of the foregoing.

1.9 Other Compensation Programs

     The existence and terms of this Plan shall not limit the authority of the Board or the Company or any Company affiliate in compensating directors, Outside Directors, Employees or Consultants of the Company, in such other forms and amounts, including compensation pursuant to any other plans or programs (including, without limitation, bonus programs) as may be currently in effect or adopted in the future, as it may determine from time to time.

1.10 Repricing Prohibited

     Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Incentive Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Incentive Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

-- 9 --

SECTION 2

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Grant of Stock Options

     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of this Plan, and with such additional terms and conditions, not inconsistent with this Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2 Stock Option Terms

     (a)  Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, need not be uniform among all Stock Options issued pursuant to this Plan.

     (b)  Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

     (c)  Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Stock Option is granted (one hundred percent (110%) in the case of an Incentive Stock Option for ten percent (10%) or greater shareholders pursuant to Section 1.7(b)). Each Stock Option shall specify the method of exercise that shall be consistent with the requirements of Section 2.3(a).

     (d)  Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO or SAR grants; five (5) years for ISO grants to ten percent (10%) or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

     (e)  Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

-- 10 --

     (f)  $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in this Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under this Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options that shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3 Stock Option Exercises

     (a)  Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares that are tendered must have been held by the Grantee for at least six (6) months before their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes. In no event will the Committee allow the Option Price to be paid with a form of consideration, including, without limitation, a loan to an Employee, if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means that the Committee determines to be consistent with this Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation).

-- 11 --

     The Committee, in its discretion, also may allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

     Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal agreement, non-competition agreement and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

     Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either before or after the exercise of the Incentive Award.

     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of this Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under this Plan shall be used for general corporate purposes.

2.4 Stock Appreciation Rights in Tandem with Nonstatutory Stock Options

     (a) Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “Tandem SAR.”

-- 12 --

     (b) General Provisions. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

     (c) Exercise. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR that is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

     (d) Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within thirty (30) calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock that shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

2.5 Stock Appreciation Rights Independent of Nonstatutory Stock Options

     (a) Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“Independent SARs”).

     (b) General Provisions. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

     (c) Exercise. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

     (d) Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within thirty (30) calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock that shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

-- 13 --

2.6 Reload Options

     At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement replacement Stock Options under this Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

2.7 Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights

     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock or a combination of both, as determined by the Committee at the time of payment.
SECTION 3

RESTRICTED STOCK

3.1 Award of Restricted Stock

     (a)  Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under this Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

     (b)  Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

-- 14 --

     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

     Shares awarded pursuant to a grant of Restricted Stock may be evidenced in a manner as the Committee shall deem appropriate, including, without limitation, book entry, Shares issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates), or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired or the Committee may provide for the transfer of the Shares of the Restricted Stock to a transfer agent on behalf of the Grantee pursuant to terms as determined by the Committee to maintain the restricted status of the Shares until vested. If the Company issues a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares, the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE GALLERY MANAGEMENT HOLDING CORP. 2012 STOCK INCENTIVE PLAN AND AN INCENTIVE STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND GALLERY MANAGEMENT HOLDING CORP. A COPY OF THE PLAN AND THE INCENTIVE STOCK OPTION AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF GALLERY MANAGEMENT HOLDING CORP.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

3.2 Restrictions

     (a)  Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83) or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions that are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

-- 15 --

3.3 Lapse of Restrictions

     Upon the lapse of the forfeiture restrictions as set forth in the Incentive Agreement, the unrestricted Shares shall be evidenced in such manner as determined by the Committee and shall be issued to the Grantee promptly after the restrictions have lapsed in a manner as determined by the Committee in its sole discretion.

3.4 Supplemental Payment on Vesting of Restricted Stock

     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock or a combination of both, as determined by the Committee at the time of payment.

SECTION 4

PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1 Performance Based Awards

     (a)  Grant. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values that may vary depending on the degree to which performance criteria established by the Committee are met.

     (b) Performance Criteria. The Committee may establish performance goals applicable to Performance Shares or Performance Units based on criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the Grantee is accountable.

Examples of performance criteria shall include one or more of the following pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes or reserves added. Individual performance criteria shall relate to a Grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance criteria may differ among Grantees. The performance criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss.

-- 16 --

     At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company’s business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target and maximum value of Performance Units or Performance Shares for such Performance Period.

     (c) Modification. If an Incentive Award is intended to meet the Performance Based Exception, the performance criteria shall preclude discretion to increase the amount of compensation payable upon attainment of the goal or other modification of the criteria except as permitted under Code Section 162(m).

     (d) Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

     (e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance criteria as described in Section 4.1 applicable to Performance Shares or Performance Units awarded to Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to an Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § l.162-27(e)(2) (or its successor). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

4.2 Supplemental Payment on Vesting of Performance Units or Performance Shares

     The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock or a combination of both, as determined by the Committee at the time of payment.

-- 17 --

SECTION 5

OTHER STOCK-BASED AWARDS

5.1 Grant of Other Stock-Based Awards

     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of this Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

5.2 Other Stock-Based Award Terms

     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to fifty percent (50%) of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than fifty percent (50%) that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a Stock Appreciation Right is intended to qualify for the Performance-Based Exception or to the extent it is intended to be exempt from Code Section 409A, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the Stock Appreciation Right.

     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee also may provide for a Supplemental Payment similar to such payment as described in Section 4.2.

     (d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

     (e) Dividends. The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, only if so determined by the Committee and set forth in a separate Incentive Agreement. The Committee also may provide in such Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

-- 18 --

SECTION 6

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1 Plan Conditions

     (a)  Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of this Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award, including, without limitation, a shareholders’ agreement, buy-sell agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

     (b)  No Right to Employment. Nothing in this Plan or any instrument executed pursuant to this Plan shall create any Employment rights (including, without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of this Plan.

     (c)  Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to this Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

-- 19 --

6.2 Transferability

     Incentive Awards granted under this Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code, a “QDRO”); provided, however, that Incentive Stock Options may be transferred pursuant to a QDRO only if the Incentive Agreement expressly permits such transfer and provided further, however, that only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms that permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notice to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this Section 6.2 shall be made by the Committee in its discretion.

6.3 Rights as a Shareholder

     (a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4 Listing and Registration of Shares of Common Stock

     The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration statement or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

-- 20 --

6.5 Change in Stock and Adjustments

     (a)  Changes in Law or Circumstances. Subject to Section 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances that results in or would result in any dilution of the rights granted under this Plan, or that otherwise warrants an equitable adjustment because it interferes with the intended operation of this Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or that may become subject, to issuance or transfer under this Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under this Plan, (ii) the number of Shares subject to Incentive Awards and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code or with respect to any Incentive Award to the extent it does not result in deferred compensation under Code Section 409A unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment, which shall be effective and binding.

     (b)   Exercise of Corporate Powers. The existence of this Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     (c)  Recapitalization of the Company. Subject to Section 6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under this Plan and the number of Incentive Awards that thereafter may be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c). Notwithstanding the foregoing, adjustments pursuant to this paragraph shall be made only if permitted and in accordance with Code Sections 424 and 409A to the extent applicable to an Incentive Award unless otherwise consented to in writing by the Grantee.

     (d)  Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.5 and subject to Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, that, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

-- 21 --

     (e)  Assumption under this Plan of Outstanding Stock Options. Notwithstanding any other provision of this Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under this Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining the treatment as a Stock Option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under this Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

     (f)  Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares that such Grantee would have received had such Grantee exercised the Incentive Award immediately before such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) that does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), or (iv) if so determined by the Committee, any other “corporate transaction” as defined in Code Sections 424 or Code Section 409A. The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

     Notwithstanding the previous paragraph of this Section 6.5(f), but subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

                           (i) cancel, effective immediately before the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, that this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

                          (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately before such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

      (iii) provide for assumption of this Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

-- 22 --

6.6 Termination of Employment, Death, Disability and Retirement

     (a)  Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment is terminated for any reason other than due to such Grantee’s death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate, and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment (three (3) months for Incentive Stock Options).

     (b)  Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

     (c)  Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

(i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate, and no further vesting shall occur; and

(ii) any vested Option or other Incentive Award shall expire upon the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the expiration of (i) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (ii) three months after his termination date in the case of an Incentive Stock Option.

     (d)  Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

(i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment, and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this subsection (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

     (e)  Continuation. Subject to the conditions and limitations of this Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

-- 23 --

6.7  Change in Control

     Notwithstanding any contrary provision in this Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become one hundred percent (100%) vested and immediately and fully exercisable;

     (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

     (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;

     (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director after the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately before Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately before such Merger, and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

-- 24 --

     (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately before the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately before the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;

     (e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

     (f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

     Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.7 that otherwise would result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board before the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately before the event that otherwise would be, or reasonably lead to, a Change in Control.

6.8             Financing

To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

SECTION 7

GENERAL

7.1             Effective Date and Grant Period

This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the shareholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under this Plan at any time before receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within the permissible time frame, then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award may be granted under this Plan after ten (10) years from the Effective Date.

7.2             Funding and Liability of Company

     No provision of this Plan shall require the Company, for the purpose of satisfying any obligation under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of this Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. This Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely on contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

-- 25 --

7.3             Withholding Taxes

     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes that could be imposed on the transaction as determined by the Committee.

     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes that could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

     (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4             No Guarantee of Tax Consequences

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5             Designation of Beneficiary by Grantee

     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of such Grantee’s death before such Grantee receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

-- 26 --

7.6             Deferrals

     The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.

7.7       Amendment and Termination

     The Board shall have the power and authority to terminate or amend this Plan at any time; provided, however, that the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares that may be issued under this Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under this Plan, (c) extend the term of this Plan or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under this Plan in contravention of Rule 16b-3 under the Exchange Act.

     No termination, amendment or modification of this Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under this Plan without the written consent of such Grantee or other designated holder of such Incentive Award.

     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantage or qualification, then this Plan shall not be amended in such respect without approval of the Company’s shareholders.

7.8             Requirements of Law

     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may in its discretion refuse to issue or transfer any Shares or other consideration under an Incentive Award if it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws, including, without limitation, compliance with black-out periods required pursuant to applicable law or Company policies. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system on which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

-- 27 --

     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to Rule 701 Grantees (as defined below) and issuances of the underlying shares of Common Stock, if any, upon the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or this Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of this Plan on or before the date an Incentive Award is granted to such Grantee, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this subsection 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this subsection 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9             Rule 16b-3 Securities Law Compliance for Insiders

     If the Company is a Publicly Held Corporation, transactions under this Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or this Plan shall be interpreted to give effect to such intention, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10            Compliance with Code Section 162(m) for Publicly Held Corporation

     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that this Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of this Plan or an Incentive Agreement would disqualify this Plan or would not otherwise permit this Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, that no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

-- 28 --

7.11            Successors to Company

     All obligations of the Company under this Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

7.12            Miscellaneous Provisions

     (a) No Employee, Consultant, Outside Director or other person shall have any claim or right to be granted an Incentive Award under this Plan. Neither this Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

     (b) The expenses of this Plan shall be borne by the Company.

     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of this Plan.

     (d) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

-- 29 --

7.13            Severability

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable but shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if the illegal, invalid or unenforceable provision were not included herein.

7.14            Gender, Tense and Headings

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of this Plan.

7.15            Governing Law

     This Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Colorado without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

7.16            Code Section 409A

     To the extent that any Incentive Award is deferred compensation subject to Code Section 409A, as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A in a manner as determined by the Committee in its sole discretion, including, without limitation, using the more restrictive definition of Change in Control as provided in Code Section 409A to the extent that it is more restrictive than as defined in this Plan, using the more restrictive definition of Disability or disabled as provided in Code Section 409A and specifying a time and form of payment schedule. In addition if any Incentive Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Incentive Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Incentive Agreement:

     (a) Payments under the Section 409A Plan may not be made earlier than (i) the Grantee’s separation from service, (ii) the date the Grantee becomes disabled, (iii) the Grantee’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Incentive Agreement at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (vi) the occurrence of an unforeseeable emergency;

     (b) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

     (c) Elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

     (d) In the case of any Grantee who is specified employee, a distribution on account of a separation from service may not be made before the date that is six (6) months after the date of the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death).

For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Incentive Award as determined by the Committee.

*    *    *    *    *

-- 30 --

The foregoing Gallery Management Holding Corp. 2012 Stock Incentive Plan was adopted by the Board of Directors of the Company on March 1, 2012 and was approved by the Company’s shareholders on April __, 2012.

GALLERY MANAGEMENT HOLDING CORP.

By: _
Name: Christopher A. Wilson
Title: Secretary

-- 31 --